UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2018

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2017, Iovance Biotherapeutics, Inc. (the “Company”) entered into a sublease (the “Sublease”) for additional space at its corporate headquarters in San Carlos, California, as previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2017. The Sublease is scheduled to expire on October 31, 2018. On October 19, 2018, the Company entered into a lease agreement (the “Lease”) with the landlord of the building, Hudson Skyway Landing, LLC (the “Landlord”), to replace the Sublease.

Under the Lease, the Company will lease 12,322 square feet of space on the first floor of the building located at 999 Skyway Road, San Carlos, California, commonly known as Skyway Landing II (the “Premises”). The Lease is for a term of 30 months, commencing on the earlier of (i) the first date on which the Company conducts business in the Premises, or (ii) November 1, 2018 (the “Commencement Date”). The term of the Lease expires on the last day of the thirtieth (30th) full calendar month after the Commencement Date, unless earlier terminated in accordance with the Lease.

Commencing with the Commencement Date, the Company’s monthly base rent under the Lease will be $58,652.72, subject to an annual increase of 3%. Beginning in January 2019, the Company will be responsible for paying its allocable portion of increases in operating expenses and real estate taxes. The Company has an option to extend the term of the Lease for an additional thirty (30) months at an arms-length fair market rental rate to be determined by the Company and Landlord, and also has a right of first offer with respect to (i) the 8,820 rentable square feet known as Suite No. 145, and (2) the 8,110 rentable square feet known as Suite No. 100, both of which are located on the first floor of the Premises.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Lease, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Office Lease, effective as of October 19, 2018, between Iovance Biotherapeutics, Inc. and Hudson Skyway Landing, LLC

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer